UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 23, 2015

ZOGENIX, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-34962	20-5300780
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12400 High Bluff Drive, Suite 650, San Diego, CA	92130
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (858) 259-1165

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On April 28, 2015, Zogenix Inc. (the “Company”) filed a Current Report on Form 8-K (the “Original Form 8-K”) that included an exhibit for which confidential treatment was requested from the Securities and Exchange Commission (the “SEC”). The sole purpose of this Amendment No. 1 on Form 8-K (this “Amendment”) is to refile Exhibit 2.1, for which confidential treatment was requested, to include information that was previously redacted pursuant to the confidential treatment request. Exhibit 2.1 hereto supersedes in its entirety Exhibit 2.1 previously filed with the Original Form 8-K. Other than disclosing information that was previously redacted, the exhibit filed with this Amendment remains unchanged from Exhibit 2.1 filed with the Original Form 8-K. Nothing in the Original Form 8-K is being amended other than the re-filing of Exhibit 2.1 as described above.

This Amendment should be read in conjunction with the Original Form 8-K and the Company’s other filings with the SEC. Except as stated herein, this Amendment does not reflect events occurring after the filing of the Original Form 8-K with the SEC on April 28, 2015 and no attempt has been made in this Amendment to modify or update other disclosures as presented in the Original Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are being filed as part of this Amendment:

Exhibit No.	Description

2.1†*	Asset Purchase Agreement, dated March 10, 2015, by and among Zogenix, Inc., Pernix Ireland Limited and Pernix Therapeutics Holdings, Inc.

†	Confidential treatment has been granted for portions of this exhibit. These portions have been omitted and filed separately with the Securities and Exchange Commission.
*	Schedules omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company agrees to furnish a supplemental copy of any omitted schedule to the Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZOGENIX, INC.

Date: August 18, 2015	By:	/s/ Ann D. Rhoads
	Name:	Ann D. Rhoads
	Title:	Executive Vice President, Chief Financial Officer, Treasurer and Secretary

EXHIBIT INDEX

Exhibit No.	Description

2.1†*	Asset Purchase Agreement, dated March 10, 2015, by and among Zogenix, Inc., Pernix Ireland Limited and Pernix Therapeutics Holdings, Inc.

†	Confidential treatment has been granted for portions of this exhibit. These portions have been omitted and filed separately with the Securities and Exchange Commission.
*	Schedules omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company agrees to furnish a supplemental copy of any omitted schedule to the Securities and Exchange Commission upon request.